Gateway (4 Stars) Comparison to Funds in Morningstar
Long/Short Category *

Data as of September 30, 2007

Comparison Facts
	Gateway Fund	Morningstar Average Long/Short Category
Expense Ratio	0.95%	2.93%
Average Manager Tenure (longest)	12.9 Years	2.8 Years
Turnover Rate	6%	205%
Size	$4,111 million	$171 million

Average Annualized Returns
	Gateway Fund	Morningstar Average Long/Short Category
One Year	10.54%	7.98%
Three Years	8.86%	7.28%
Five Years	10.22%	7.75%

Standard Deviation
	Gateway Fund	Morningstar Average Long/Short Category
Three Years	2.18%	5.59%
Five Years	4.62%	6.83%

Note:
Only 5 Funds Have a Ten-Year Track Record

* The Morningstar long-short category contains 150 funds overall (includes different classes for 57 funds) as of September 30, 2007. Past performance is no guarantee of future results. See Gateway
Fund Disclosure on pages 2 and 3 and Morningstar Disclosure on page 4.

Required Disclosure Page
Gateway Fund

Average Annual Total Returns
As of September 30, 2007

	One Year	Five Years	Ten Years
Return Before Taxes	10.54%	10.22%	6.65%
Return After Taxes on Distributions *	9.65%	9.63%	5.90%
Return After Taxes on Distributions
and Sale of Fund Shares *	6.83%	8.53%	5.43%

Maximum Sales Charge	0.00%
Expense Ratio **	0.95%

* After-tax returns are calculated using the historical highest individual federal marginal  income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. The above after-tax returns are not relevant to you if you hold your Fund shares through tax-deferred arrangements such as 401(k) plans or IRAs.

** As of December 31, 2006 per the current prospectus dated May 1, 2007.

Disclosure continued on page 3.

Required Disclosure Page
(Continued)

Gateway Fund returns throughout this document are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

Data Source: Gateway Investment Advisers, L.P. and Thomson Financial Inc.

MorningstarDisclosure

The Morningstar long-short category consists of funds that typically buy stocks (or take “long” positions) just like other equity funds. In addition, they also short stocks or indexes with the expectation that these securities’ prices will go down.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The Gateway Fund was rated against the following numbers of long-short funds over the following time periods as of September 30, 2007: 57 funds overall, 57 funds in the last three years and 42 funds in the last five years. With respect to these long-short funds, the Gateway Fund received a Morningstar Rating of four stars overall, three stars for the three-year period and four stars for the five-year period.